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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2001 (March 26, 2001)

BIRCH TELECOM, INC.
(Exact name of Registrant as specified in its charter)

Commission file number:
333-62797

Delaware (State or other jurisdiction of incorporation or organization)	43-1766929 (I.R.S. Employer Identification No.)
2020 Baltimore Avenue Kansas City, Missouri (Address of principal executive offices)	64108 (Zip Code)

Registrant's telephone number, including area code:
 (816) 300-3000

Former name or former address, if changed since last report:
N/A

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

    Birch Telecom, Inc. (Birch) recently made available a press release dated March 30, 2001 which reported the closing of an equity investment and operating results for 4th quarter and year end 2000. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.
	99.1	Press release dated March 30, 2001 of Birch Telecom, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRCH TELECOM, INC. (Registrant)
DATE: APRIL 6, 2001
	BY:	/s/ DAVID M. HOLLINGSWORTH
DAVID M. HOLLINGSWORTH, ACTING CHIEF FINANCIAL OFFICER AND SENIOR VICE PRESIDENT - ENGINEERING AND OPERATIONS

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INFORMATION TO BE INCLUDED IN THE REPORT
  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE